UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 15, 2005

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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         New York                 1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three-month period ended March 31, 2005 and 2004 and provides certain additional financial information.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                       March 31,
                                                          --------------------

                                                                2005      2004
                                                                ----      ----
Total stockholder's equity                                  $ 17,530  $ 16,057


                                                                           Three
                                                                    Months Ended
                                                                       March 31,
                                                             -----------------
                                                                2005      2004
                                                                ----      ----
Revenues:
   Commissions                                              $  1,138  $  1,197
   Asset management and administration fees                    1,053     1,005
   Investment banking					                 874       882
   Principal transactions                                        854       310
   Other                                                          96        44
                                                              ------    ------
      Total non-interest revenues                              4,015     3,438
                                                              ------    ------
   Interest and dividends                                      3,473     2,194
   Interest expense                                            2,551     1,230
                                                              ------    ------
      Net interest and dividends                                 922       964
                                                              ------    ------
      Revenues, net of interest expense                        4,937     4,402
                                                              ------    ------
Non-interest expenses:
   Compensation and benefits                                   2,547     2,355
   Communications                                                266       141
   Floor brokerage and other production                          240       191
   Professional services                                         174       128
   Occupancy and equipment                                       144       137
   Advertising and market development                             87        76
   Other operating and administrative expenses                   147        81
                                                              ------    ------
      Total non-interest expenses                              3,605     3,109
                                                              ------    ------
Income before income taxes                                     1,332     1,293

Provision for income taxes                                       444       472
                                                              ------    ------
Net income                                                $      888  $    821
                                                             ======== ========

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 15, 2005                 CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller